Execution Copy

                          AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (this "Agreement") has been made as of October 1, 2007, by and among Vella Productions, Inc., a Nevada corporation ("VLLA"), VLLA Merger Sub, Inc., a Nevada corporation and a wholly-owned Subsidiary of VLLA ("Sub"), Guoxi Holding Limited, a British Virgin Islands corporation ("GHL"), and the shareholders of GHL, each of whom is identified on Schedule A to this Agreement (the "GHL Shareholders").

      Whereas, the respective Boards of Directors of VLLA, Sub and GHL have approved the merger, pursuant and subject to the terms and conditions of this Agreement, of Sub with and into GHL (the "Merger"), whereby all of the issued and outstanding shares of the Common Stock of GHL (the "GHL Common Stock") will be converted into the right to receive a specified number of shares of the Common Stock of VLLA (the "VLLA Common Stock"); and the parties each desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

      Now, Therefore, in consideration of the premises and the representations, warranties and covenants herein contained, the parties agree to effect the Merger on the terms and conditions herein provided and further agree as follows:

                             ARTICLE 1. DEFINITIONS

      1.1 Definitions.

      In addition to the other definitions contained in this Agreement, the following terms will, when used in this Agreement, have the following respective meanings:

      "Affiliate" means a Person that, directly or indirectly, controls, is controlled by, or is under common control with, the referenced party.

      "BVI" British Virgin Islands.

      "Claim" means any contest, claim, demand, assessment, action, suit, cause of action, complaint, litigation, proceeding, hearing, arbitration, investigation or notice of any of the foregoing involving any Person.

      "Closing" means the consummation of the Merger.

      "Code" means the Internal Revenue Code of 1986, as amended, together with all rules and regulations promulgated thereunder.

      "Constituent Corporations" means GHL and Sub, as the constituent corporations of the Merger.

      "GAAP" means United States generally accepted accounting practices.

      "GCL" means the Nevada General Corporation Law.

      "Person" means and includes any individual, partnership, corporation, trust, company, unincorporated organization, joint venture or other entity, and any Governmental Entity.

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      "Record Holder" means a holder of record of GHL Common Stock as shown on the regularly maintained stock transfer records of GHL.

      "Subsidiary" means, with respect to any Person, any corporation, partnership, joint venture, trust or other entity of which such Person, directly or indirectly through an Affiliate, owns an amount of voting securities, or possesses other ownership interests, having the power, direct or indirect, to elect a majority of the Board of Directors or other governing body thereof.

      "Surviving Corporation" means GHL, as the surviving corporation of the Merger.

      "U.S." means the United States of America.

      1.2 Interpretation.

      In this Agreement, unless the express context otherwise requires:

            (a) the words "herein," "hereof" and "hereunder and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

            (b) references to "Article" or "Section" are to the respective Articles and Sections of this Agreement, and references to "Exhibit" or "Schedule" are to the respective Exhibits and Schedules annexed hereto;

            (c) references to a "party" means a party to this Agreement and include references to such party's successors and permitted assigns;

            (d) references to a "third party" means a Person that is neither a Party to this Agreement nor an Affiliate thereof;

            (e) the terms "dollars" and "$" means U.S. dollars;

            (f) terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

            (g) the masculine pronoun includes the feminine and the neuter, and vice versa, as appropriate in the context; and

            (h) wherever the word "include," "includes" or "including is used in this Agreement, it will be deemed to be followed by the words "without limitation."

                             ARTICLE 2. THE MERGER

      2.1 Effective Time of the Merger.

      Subject to the provisions of this Agreement, the Merger will be consummated by the filing with the Secretary of State of the State of Nevada of articles of merger, in such form as required by, and signed and attested in accordance with, the relevant provisions of the GCL and by the filing with the of the BVI of articles of merger, in such form as required by, and signed and attested in accordance with, the relevant provisions of the (the time of the filing of such instruments as occurs second or such later time and date as is specified in such filings being the "Effective Time"). It is the intent of the parties to cause such filings to be made no later than the Closing Date.


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

      2.2 Closing.

      The Closing will take place at 10:00 a.m., local time, on the earliest date practicable after all of the conditions set forth in Articles 7 and 8 are satisfied or waived by the appropriate party, but in no event later than the applicable date referred to in Section 10.1(d) (the "Closing Date"), unless another time, date or place is agreed to in writing by the parties.

      2.3 Effects of the Merger.

      By virtue of the Merger and without the necessity of any action by or on behalf of the Constituent Corporations, or either of them:

            (a) at the Effective Time, (i) the separate existence of Sub will cease, and Sub will be merged with and into GHL, and (ii) the certificate of incorporation and bylaws of GHL as in effect immediately prior to the Effective Time will be the certificate of incorporation and bylaws of the Surviving Corporation until thereafter amended; and

            (b) at and after the Effective Time, the Surviving Corporation will possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations will be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest of each of the Constituent Corporations will be thereafter as effectually be the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, will not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporations will be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations will thereafter attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts and liabilities had been incurred or contracted by it.

                  ARTICLE 3. EFFECT OF MERGER ON CAPITAL STOCK

      3.1 Effect on Capital Stock.

      As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of shares of GHL Common Stock or of shares of the capital stock of Sub:

            (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub will be converted into the right to receive one fully paid and non-assessable share of the capital stock of the Surviving Corporation.

            (b) Cancellation of Treasury Stock. Shares of common stock of GHL ("Common Stock"), if any, that are held by GHL as treasury stock will be cancelled and retired and will cease to exist, and no Merger Consideration will be delivered in exchange therefor. Any shares of common stock of VLLA ("VLLA Common Stock"), if any, owned by GHL or the GHL Shareholders as of the Effective Time will remain unaffected by the Merger.


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

            (c) Exchanged Shares; Merger Consideration.

                  (i) "Exchanged Shares" means all shares of GHL Common Stock issued and outstanding immediately prior to the Effective Time other than shares of GHL Common Stock, if any, held by GHL as treasury stock

                  (ii) The consideration payable to the GHL Shareholders in the
            Merger will consist of an aggregate of 68,900,000 shares of VLLA Common Stock (the "Stock Merger Consideration") and $14,334,500 to be paid no later than the first anniversary of the Closing Date in accordance with non-interest bearing notes of VLLA in the form annexed hereto (the "Cash Merger Consideration," collectively with the Stock Merger Consideration, the "Merger Considertion"), which shall be distributed among the GHL Shareholders proportionately in accordance with their shareholdings as set forth on Schedule A hereto.

            (d) Exchange of Exchanged Shares for Merger Consideration. As of the Effective Time, by virtue of the Merger, each issued and outstanding Exchanged Share will be converted into the right to receive the Merger Consideration due in respect thereof, payable, to the Record Holders of Exchanged Shares at the Effective Time. As of the Effective Time, all shares of GHL Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing any such shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor, without interest, upon the surrender of such certificate in accordance with Section 3.2.

      3.2 Exchange of Merger Consideration for Exchanged Shares.

            (a) Exchange. On the Closing Date, the holders of all of the GHL Common Stock shall deliver to VLLA certificates or other documents evidencing all of the issued and outstanding GHL Common Stock, duly endorsed in blank or with executed power attached thereto in transferable form. In exchange for all of the GHL Common Stock tendered pursuant hereto, VLLA shall issue to GHL Shareholders the Merger Consideration.

            (b) No Further Ownership Rights in GHL Common Stock. All shares of VLLA Common Stock issued upon the surrender for exchange of shares of GHL Common Stock in accordance with the terms hereof will be deemed to have been issued in full satisfaction of all rights pertaining to such shares of GHL Common Stock, and there will be no further registration of transfers of the shares of GHL Common Stock (other than shares held directly or indirectly by VLLA) after the Effective Time. If, after the Effective Time, certificates representing GHL Common Stock are presented to the Surviving Corporation or its transfer agent for any reason, such certificates will be cancelled and exchanged as provided by this Article 3.

                ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF GHL

      GHL and each of the GHL Shareholders jointly and severally represents and warrants to VLLA and to Sub as follows, as of the date hereof and as of the Closing Date:


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

      4.1 Organization.

      GHL is a corporation duly organized, validly existing and in good standing under the laws of British Virgin Island and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of GHL's certificate of incorporation or bylaws. GHL has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

      4.2 Capitalization.

      The authorized capitalization of GHL consists of 50,000 shares of common stock, no par value and no preferred shares. As of the date hereof, there are 50,000 shares of common stock issued and outstanding. All issued and outstanding common shares have been legally issued, fully paid, are nonassessable and not issued in violation of the preemptive rights of any other person. GHL has no other securities, warrants or options authorized or issued.

      4.3 Subsidiaries.

      GHL owns 100% of Jiangxi Xi Cheong Lacquer, Inc., a China corporation (herein, "JXC").

      4.4 Tax Matters; Books & Records

            (a) The books and records, financial and others, of GHL and JXC are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

            (b) Neither GHL nor JXC has any liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

            (c) Each of GHL and JXC shall remain responsible for all debts incurred by it prior to the closing.

      4.5 Information.

      The information concerning GHL and JXC as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.


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

      4.6 Title and Related Matters.

      Each of GHL and JXC has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, each of GHL and JXC owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with its business. Except as set forth in the attached Schedules, no third party has any right to, and neither GHL nor JXC has received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of GHL or JXC or any material portion of their properties, assets or rights.

      4.7 Litigation and Proceedings

      There are no actions, suits or proceedings pending or threatened by or against or affecting GHL or JXC, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of GHL or JXC. Neither GHL nor JXC has any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

      4.8 Contracts.

      On the Closing Date:

            (a) Except as set forth on Schedule, there are no material contracts, agreements, franchises, license agreements, or other commitments to which GHL or JXC is a party or by which it or any of its properties are bound;

            (b) Neither GHL nor JXC is party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as GHL or JXC can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of GHL or JXC; and

            (c) Neither GHL nor JXC is party to any material oral or written:
      (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; or (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.


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

      4.9 No Conflict With Other Instruments.

      The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which GHL or JXC is party or to which any of its properties or operations are subject.

      4.10 Material Contract Defaults.

      To the best knowledge and belief of GHL and JXC, neither GHL nor JXC is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of GHL or JXC, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which GHL or JXC has not taken adequate steps to prevent such a default from occurring.

      4.11 Governmental Authorizations.

      To the best knowledge of GHL and JXC, each of GHL and JXC has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by GHL and the GHL Sharerholders of the transactions contemplated hereby.

      4.12 Compliance With Laws and Regulations.

      To the best knowledge and belief of CGD and JXC, GHL and JXC has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of GHL or JXC or would not result in GHL's or JXC's incurring any material liability.

      4.13 Insurance.

      All of the insurable properties of GHL and JXC are insured for GHL's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

      4.14 Approval of Agreement.

      The directors of GHL have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.


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

      4.15 Material Transactions or Affiliations.

      As of the Closing Date, there will exist no material contract, agreement or arrangement between GHL or JXC and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by GHL or JXC to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of GHL and which is to be performed in whole or in part after the date hereof. Neither GHL nor JXC has any commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

               ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF VLLA

      VLLA represents and warrants to GHL, as of the date hereof and as of the Closing Date, as follows:

      5.1 Organization.

      VLLA is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of VLLA's articles of incorporation or bylaws. VLLA has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

      5.2 Capitalization.

      The authorized capitalization of VLLA consists of 75,000,000 shares of common stock, $0.001 par value per share. As of the date hereof, VLLA has approximately 6,080,000 shares of common stock issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person.

      5.3 Subsidiaries.

      VLLA has no subsidiaries other than Sub.

      5.4 Tax Matters: Books and Records.

            (a) The books and records, financial and others, of VLLA are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

            (b) VLLA has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).


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

            (c) VLLA shall remain responsible for all debts incurred by VLLA prior to the date of closing.

      5.5 Litigation and Proceedings.

      There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting VLLA or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of VLLA. VLLA is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      5.6 Material Contract Defaults.

      VLLA is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of VLLA, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which VLLA has not taken adequate steps to prevent such a default from occurring.

      5.7 Information.

      The information concerning VLLA as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

      5.8 Title and Related Matters.

      VLLA has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. VLLA owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with VLLA's business. No third party has any right to, and VLLA has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of VLLA or any material portion of its properties, assets or rights.

      5.9 Contracts.

      On the Closing Date:


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

            (a) There are no material contracts, agreements franchises, license agreements, or other commitments to which VLLA is a party or by which it or any of its properties are bound;

            (b) VLLA is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as VLLA can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of VLLA; and

            (c) VLLA is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

      5.10 Compliance With Laws and Regulations.

      To the best of VLLA's knowledge and belief, VLLA has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of VLLA or would not result in VLLA incurring material liability.

      5.11 Insurance.

      VLLA maintains no insurance policies.

      5.12 Approval of Agreement.

      The directors of VLLA have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

      5.13 Material Transactions or Affiliations.

      There are no material contracts or agreements of arrangement between VLLA and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the VLLA Common Stock and which is to be performed in whole or in part after the date hereof. Except as disclosed in the attached Schedule, VLLA has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.


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

      5.14 No Conflict With Other Instruments.

      The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which VLLA is a party or to which any of its properties or operations are subject.

      5.15 Governmental Authorizations.

      VLLA has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by VLLA of this Agreement and the consummation of the transactions contemplated hereby.

                          ARTICLE 6. SPECIAL COVENANTS

      6.1 Access to Properties and Records.

      Prior to closing, VLLA and GHL will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

      6.2 Availability of Rule 144.

      Shareholders of VLLA and GHL Shareholders holding "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act recognize that such shares will remain as "restricted securities". VLLA is under no obligation to register such shares under the Securities Act, or otherwise.

      6.3 The Stock Merger Consideration.

      The consummation of this Agreement, including the issuance of the VLLA Common Stock to the GHL Shareholders as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes that depend, inter alia, upon the circumstances under which the GHL Shareholders acquire such securities.

      6.4 Third Party Consents.

      VLLA and GHL agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.


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

      6.5 Actions Prior to Closing.

            (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, VLLA and GHL will each use its best efforts to:

                  (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; and

                  (ii) perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business.

            (b) From and after the date of this Agreement until the Closing Date, VLLA will not, without the prior consent of GHL:

                  (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

                  (ii) declare or pay any dividend on its outstanding Common
            Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                  (iii) enter into or amend any employment, severance or
            agreements or arrangements with any directors or officers;

                  (iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

                  (v) purchase or redeem any VLLA Common Stock.

            (c) From and after the date of this Agreement until the Closing Date, GHL will not, without the prior consent of VLLA:

                  (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

                  (ii) declare or pay any dividend on its outstanding Common
            Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                  (iii) enter into or amend any employment, severance or
            agreements or arrangements with any directors or officers;

                  (iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

                  (v) purchase or redeem any GHL Common Stock.

      6.6 Indemnification.

            (a) VLLA hereby agrees to indemnify GHL, each of the officers, agents and directors and current shareholders of GHL as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any material inaccuracy appearing in or misrepresentation made in this Agreement by VLLA. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of two years; and

            (b) GHL and each GHL Shareholder, jointly and severally, agrees to indemnify VLLA, each of the officers, agents, directors and current shareholders of VLLA as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement by GHL or a GHL Shareholder. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

      6.7 GHL Shareholder Representations. Each of the GHL Shareholders represents and warrants as follows:

            (a) as of the date of this Agreement each of the GHL Shareholders was, and at the Closing Date it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such GHL Shareholder has not been formed solely for the purpose of acquiring the VLLA Common Stock. Each GHL Shareholder is not a registered broker-dealer under Section 15 of the Exchange Act.

            (b) each of the GHL Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the shares of Common Stock of VLLA;

            (c) each of the GHL Shareholders are able to bear the economic risk of purchasing the VLLA common stock;

            (d) VLLA has provided the GHL Shareholders with access to the type of information normally provided in a prospectus;

            (e) VLLA did not use any form of public solicitation or general advertising in connection with the issuance of the shares;

            (f) as to the following GHL Shareholders (Hua-Cai Song, Fu-Lan Chen, Mei-Ling Chen, Cheng-Qing Luo, Mei-Qing Zhang, Song-Mao Cai, Shenzhen Hua Yin Guaranty & Investment Company Limited, Top Good International Limited, Total Giant Group Limited, Total Shine Group Limited, Sure Believe Enterprises Limited, Think Big Trading Limited, Huge Step Enterprises Limited, and Billion Hero Investments Limited, collectively the "Offshore GHL Shareholders") the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, each of the Offshore GHL Shareholders was outside the United States (in China), or VLLA and any person acting on its behalf reasonably believed that each Offshore GHL Shareholders was outside the United States, or (B) the transaction was not executed on or through the facilities of the Over the Counter Bulletin Board and neither VLLA nor any person acting on its behalf knows that the transaction has been prearranged with a person in the United States;

            (g) the transactions contemplated hereby are bona fide and not for the purpose of "washing off' the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the 1933 Act);

            (h) each of the GHL Shareholders understands and acknowledges that none of the VLLA Common Stock has been registered under the Securities Act. Each GHL Shareholder is acquiring the VLLA Common Stock as principal for its own account and not with a view to or for distributing or reselling such securities or any part thereof, without prejudice, however, to such GHL Shareholder's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such GHL Shareholder to hold the securities for any period of time. Such GHL Shareholder is acquiring the VLLA Common Stock hereunder in the ordinary course of its business. Such GHL Shareholders does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the VLLA Common Stock.

            (i) Each GHL Shareholder has good, valid and marketable title to the GHL Shares set forth opposite his or its name on Schedulke A, free and clear of any covenant, condition, restriction, voting arrangement, charge, security interest, option or adverse claim, other than restrictions on transfer under federal and applicable state securities laws. Upon delivery of certificates representing the GHL Shares and payment of the Merger Consiideration pursuant hereto, VLLA will acquire good and marketable title to the SGHL hares, free and clear of any security interest, restrictions or claims

            (j) Each GHL Shareholder possesses the legal right and capacity to execute, deliver and perform this Agreement, without obtaining any approval, authorization, consent or waiver or giving any notice. The GHL Shareholders have taken all shareholder action required by applicable law, the GHL's Articles of Incorporation, By-laws or otherwise, required to be taken to authorize the exec ution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement and all other documents to which a GHL Shareholder is a party have been, or will be, duly executed and delivered by the GHL Shareholders and constitute the legal, valid and binding obligations of the GHL Shareholder which is a party thereto, enforceable against such Shareholder in accordance with their respective terms, except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance or similar laws affecting or relating to the enforcement of creditors' rights generally, and by equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (k) No notice to, consent, authorization or approval of, or exemption by, any governmental or public body or authority is required in connection with the execution, delivery and performance by the GHL Shareholders of this Agreement or any other documents to be delivered in connection herewith ("Transaction Documents") to which a GHL Shareholder is a party, or the taking of any action herein contemplated; and no notice to, consent, authorization or approval of, any Person under any agreement, arrangement or commitment of any nature to which a GHL Shareholder is party to, or by which the GHL Common Shares or the assets of GHL or JXC are bound by or subject to, or from which the GHL or JXC receives or is entitled to receive a benefit, is required in connection with the execution, delivery and performance by the GHL Shareholders of this Agreement or any other Transaction Documents to which a GHL Shareholder is a party, or the taking of any action herein contemplated.

               ARTICLE 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS
                                 OF VLLA AND SUB

      The obligations of VLLA and Sub under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

      7.1 Accuracy of Representations.

      7.2 The representations and warranties made by GHL and the GHL Shareholders in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and GHL and the GHL Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

      7.3 Director Approval.

      The Board of Directors of VLLA shall have approved this Agreement and the transactions contemplated herein.

      7.4 Officer's Certificate.

      VLLA shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of GHL to the effect that: (a) the representations and warranties of GHL and the GHL Shareholders set forth in the Agreement and in all exhibits, schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) GHL and the GHL Shareholders have performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by them as of the Effective Date; (c) since such date and other than as previously disclosed to VLLA, neither GHL nor JXC has entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of GHL or JXC, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the GHL Schedules, by or against GHL or JXC which might result in any material adverse change in any of the assets, properties, business or operations of GHL or JXC.

      7.5 No Material Adverse Change.

      Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of GHL or JXC.

      7.6 Other Items.

      VLLA shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as VLLA may reasonably request.

               ARTICLE 8. CONDITIONS PRECEDENT TO THE OBLIGATIONS
                         OF GHL AND THE GHL SHAREHOLDERS

      The obligations of GHL and the GHL Shareholders under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

      8.1 Accuracy of Representations.

      The representations and warranties made by VLLA in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and VLLA shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by VLLA prior to or at the Closing. GHL shall have been furnished with a certificate, signed by a duly authorized executive officer of VLLA and dated the Closing Date, to the foregoing effect.

      8.2 No Material Adverse Change.

      Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of VLLA

                             ARTICLE 9. TERMINATION

      9.1 Termination Rights.

            (a) This Agreement may be terminated by the board of directors of either VLLA or GHL, respectively, at any time prior to the Closing Date if:

                  (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

                  (ii) any of the transactions contemplated hereby are
            disapproved by any regulatory authority whose approval is required to consummate such transactions.

      In the event of termination pursuant to this paragraph (a), no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

            (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of VLLA if GHL or any GHL Shareholder shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of GHL or the GHL Shareholders contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to GHL. If this Agreement is terminated pursuant to this paragraph (b), this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

            (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of GHL if VLLA shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of VLLA contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to VLLA If this Agreement is terminated pursuant to this paragraph (d), this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

            (d) In the event of termination pursuant to paragraph (b) and (c) hereof, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

                           ARTICLE 10. MISCELLANEOUS

      10.1 Brokers and Finders.

      Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

      10.2 Law, Forum and Jurisdiction.

      This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, United States of America, except for applicable provisions of the Nevada General Corporation Law, which shall control to the extent applicable.

      10.3 Notices.

      Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

      If to VLLA: P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, P.R. China 518031.

      If to GHL: No. 35 Bai Ta Zhong Road, Yujiang District, Jiangxi Province, P.R. China

      or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

      10.4 Attorneys' Fees.

      In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      10.5 Confidentiality.

      Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

      10.6 Schedules; Knowledge.

      Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

      10.7 Third Party Beneficiaries.

      This contract is solely among the parties hereto and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

      10.8 Entire Agreement.

      This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

      10.9 Survival; Termination.

      The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

      10.10 Counterparts.

      This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

      10.11 Amendment or Waiver.

      Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by the party or parties for whose benefit the provision is intended.

      10.12 Expenses.

      Each party herein shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

      10.13 Headings; Context.

      The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

      10.14 Benefit.

      This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

      10.15 Public Announcements.

      Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

      10.16 Severability.

      In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

      10.17 Failure of Conditions; Termination.

      In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will liable for the other parties legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

      10.18 No Strict Construction.

      The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

      10.19 Execution Knowing and Voluntary.

      In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.


                            [Signature page follows]

      In Witness Whereof, VLLA, Sub and GHL, each pursuant to the approval and authority duly given, as well as the GHL Shareholders, have caused this Agreement and Plan of Merger to be executed as of the date first above written.

                                         VLLA

                                         By: /s/ Hui Ping Cheng
                                             -----------------------------------
                                             Hui Ping Cheng
                                             Its Chairman of the Board and Chief
                                             Executive Officer


                                         VLLA Merger Sub, Inc.

                                         By: /s/ Hui Ping Cheng
                                             -----------------------------------
                                             Hui Ping Cheng
                                             Its Chairman of the Board and Chief
                                             Executive Officer

                                         Guoxi Holding Limited

                                         By: /s/ Hua-Cai Song
                                             -----------------------------------
                                             President/ Director - Hua-Cai Song


                                         GHL Shareholders


                                             /s/ Hua-Cai Song
                                             ------------------
                                             Hua-Cai Song


                                             /s/ Fu-Lan Chen
                                             ------------------
                                             Fu-Lan Chen


                                             /s/ Mei-Ling Chen
                                             ------------------
                                             Mei-Ling Chen


                                             /s/ Cheng-Qing Luo
                                             ------------------
                                             Cheng-Qing Luo


                                             /s/ Mei-Qing Zhang
                                             ------------------
                                             Mei-Qing Zhang


                                             /s/ Song-Mao Cai
                                             ------------------
                                             Song-Mao Cai

Top Good International Limited              Shenzhen Hua Yin Guaranty &
                                            Investment Company Limited


By: /s/ Dong Wang                       By: /s/ Xu Zhiyong
    ---------------------------------       ---------------------------------
Name:  Dong Wang                        Name:  Xu Zhiyong
Title: Sole Director                    Title: Sole Director


Total Giant Group Limited                      Sure Believe Enterprises Limited


By: /s/ Xiaobin Liu                     By: /s/ Qian Huang
    ---------------------------------       ---------------------------------
Name:  Xiaobin Liu                      Name:  Qian Huang
Title: Sole Director                    Title: Sole Director


Total Shine Group Limited                      Billion Hero Investments Limited


By: /s/ Chao Zhang                      By: /s/ Li Lidong
    ---------------------------------       ---------------------------------
Name:  Chao Zhang                       Name:   Li Lidong
Title: Sole Director                    Title: Sole Director


Think Big Trading Limited                      Huge Step Enterprises Limited


By: /s/ Hanzhi Mao                      By: /s/ Miao Yao
    ---------------------------------       ---------------------------------
Name:  Hanzhi Mao                       Name:  Miao Yao
Title: Sole Director                    Title: Sole Director

                                                             SCHEDULE A

                                                          GHL SHAREHOLDERS

------------------------------------ --------------------- ------------------------ ------------------------------------------------
                                       GHL Common Stock
   Name of GHL Shareholder               Ownership %            Shares of GHL          Shares of VLLA Common Stock /cash payable
------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Hua-Cai Song                              30%                   15,000                      20,670,000/ USD 4,300,350

   Fu-Lan Chen                              13.2%                   6,600                      9,094,800/ USD 1,892,154

   Mei-Ling Chen                             8.0%                   4,000                      5,512,000/ USD 1,146,760

   Cheng-Qing Luo                            4.0%                   2,000                       2,756,000/ USD 573,380

   Mei-Qing Zhang                            4.0%                   2,000                       2,756,000/ USD 573,380

   Song-Mao Cai                              4.0%                   2,000                       2,756,000/ USD 573,380

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Top Good International Limited            4.3%                   2,150                      2,962,700/ USD 616,383.50

   Total Giant Group Limited                 4.0%                   2,000                       2,756,000/ USD 573,380

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Shenzhen Huayin Guaranty &                6.3%                   3,150                      4,340,700/ USD 903,073.50
   Investment Company Limited

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Total Shine Group Limited                 3.6%                   1,800                       2,480,400/ USD 516,042

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Billion Hero Investments                  4.9%                   2,450                      3,376,100/ USD 702,390.50
   Limited

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Sure Believe Enterprises Limited          4.5%                   2,250                      3,100,500/ USD 645,052.50

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Think Big Trading Limited                 4.6%                   2,300                       3,169,400/ USD 659,387

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Huge Step Enterprises Limited             4.6%                   2,300                       3,169,400/ USD 659,387

------------------------------------ --------------------- ------------------------ ------------------------------------------------

   Total                                     100%                  50,000                      68,900,000/ USD 14,334,500
------------------------------------ --------------------- ------------------------ ------------------------------------------------

                                     EXHIBIT

                             VELLA PRODUCTIONS, INC.

                                 PROMISSORY NOTE

                                     PN No.                                    $

      FOR VALUE RECEIVED, the undersigned, VELLA PRODUCTIONS, INC., a Nevada corporation (the "Maker"), hereby promises to pay to the order of _________ (the "Payee"), the principal amount of $_______, all in accordance with the provisions of this promissory note.

      1. Payment of Principal. The full amount of the principal of this promissory note shall be due and payable on ______________ (the "Maturity Date").

      2. No Interest. Under no circumstances shall interest accrue or be charged on the unpaid principal balance of this promissory note.

      3. Method of Payment. Payments hereunder shall be in lawful money of the United States and shall be made to Payee at the following address or at such other place as Payee may designate to Maker in writing: c/o

________________________________________________.

      4. Prepayment. This promissory note may be prepaid in whole or in part at any time without penalty or premium by payment of all or any part of the outstanding principal amount.

      5. Unconditional Payment Obligation. No provision of this promissory note shall alter or impair the obligation of the Maker, which is absolute and unconditional, to pay the principal of this promissory note at the time and place and in the currency herein prescribed.

      6. Events of Default. If any of the following events ("Events of Default") shall occur, Payee may, by notice to Maker, declare this promissory note and all amounts payable hereunder to be due and payable, whereupon the same shall become immediately due and payable:

      (a) Maker shall become insolvent or admit in writing its inability to pay its debts as they become due, or shall make a general assignment for the benefit of creditors;

      (b) Any proceedings shall be instituted by or against Maker seeking either
(i) an order for relief with respect to, or reorganization, arrangement, adjustment or composition of, its debts under the United States Bankruptcy Code or under any other law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or (ii) appointment of a trustee, receiver or similar official for Maker or for any substantial part of its property;

      (c) Maker's failure to conduct business in the ordinary course, dissolution or termination of existence; or

      (d) Maker's failure after the Maturity Date to repay the amounts due hereunder within ten (10) days of receiving written notice from Payee that such amounts are due and payable.

      7. Waiver of Notice. Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this promissory note, and assents to extension of the time of payment or forbearance or other indulgence without notice.

      8. Governing Law. This promissory note shall be construed in accordance with the laws of the State of New York, without regard to its conflicts of laws rules.

      9. Notices. All notices, requests, demands and other communications with respect to this promissory note shall be given in person or forwarded by first class United States mail, postage prepaid, registered or certified mail, with return receipt requested, addressed to the party's address. Any notice, request, demand or communication shall be deemed validly given and received upon delivery if given in person, and on the 5th business day after deposit in the United States mail if given by mail as provided for in the preceding sentence.

      IN WITNESS WHEREOF, the Maker has executed and delivered this Note effective as of ______________.

                                      VELLA PRODUCTIONS, INC.


                                      ------------------------------------------
                                      Chairman of the Board and
                                      Chief Executive Officer